                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                October 26, 2001
                                   ----------
                Date of Report (Date of earliest event reported)

                            MEXICAN RESTAURANTS, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Texas                        000-28234                 76-0493269
        -----                        ---------                 ----------
(State of Organization)        (Commission File Number)       (IRS Employer
                                                            Identification No.)



                                 1135 Edgebrook
                             Houston, TX 77034-1899
                             ----------------------
         (Address of Registrant's Principal Executive Office) (Zip Code)

                                 (713) 943-7574
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

        On October 26, 2001, Mexican Restaurants, Inc. (the "Company") announced by press release that its board of directors accepted the recommendation of its financial advisors to reject as inadequate all indications of interest received by the Company. The board of directors of the Company accepted the recommendations of its financial advisors that the Company continue its focus on improving operations and paying down debt, in addition to exploring other options for increasing shareholder value at a later date.

        A copy of the Company's press release with respect to the actions by the Company's board of directors is filed as an exhibit to this report.

Item 7. Financial Statements and Exhibits.

        (c) Exhibit:

            99.1 Press release of Mexican Restaurants, Inc., dated October 26, 2001


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MEXICAN RESTAURANTS, INC.



                                       By:    /s/ Andrew J. Dennard
                                           -------------------------------------
                                       Name:  Andrew J. Dennard
                                       Title: Vice President, Chief Financial
                                              Officer, Treasurer and Corporate
                                              Secretary


Date: November 6, 2001

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                                  EXHIBIT INDEX



EXHIBIT
  NO.      DESCRIPTION
-------    -----------
  99.1     Press release of Mexican Restaurants, Inc. dated October 26, 2001